UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 28, 2008

SOUTHWEST WATER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	0-8176	95-1840947
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
One Wilshire Building 624 South Grand Avenue, Suite 2900 Los Angeles, CA	90017-3782
(Address of principal executive offices)	(zip code)

(213) 929-1800
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On February 28, 2008 a news release was issued announcing quarterly cash dividends of $0.06 per share of common stock and $0.65625 per share of Series A preferred stock. The dividends are payable on April 18, 2008 to stockholders of record as of March 28, 2008.

The information contained in the news release is incorporated herein by reference and furnished as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	On February 28, 2008 a news release was issued announcing quarterly cash dividends.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST WATER COMPANY
(Registrant)

		By:	/s/ Cheryl L. Clary
			Name:	Cheryl L. Clary
			Title:	Chief Financial Officer

Dated:	February 28, 2008